UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2006

THE BEAR STEARNS COMPANIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	File No. 1-8989 (Commission File Number)	13-3286161 (IRS Employer Identification Number)

383 Madison Avenue, New York, New York       10179

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code:          (212) 272-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 14, 2006, The Bear Stearns Companies Inc. (the “Registrant”) issued a press release announcing financial results for its quarter ended August 31, 2006. A copy of the press release is filed as Exhibit 99 to this Form 8-K and by this reference incorporated herein and made a part hereof.

This information shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit:

(99)	Press Release, dated September 14, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEAR STEARNS COMPANIES INC.

By:	/s/ Jeffrey M. Farber
Jeffrey M. Farber Controller (Principal Accounting Officer)

Dated:	September 14, 2006

THE BEAR STEARNS COMPANIES INC.

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description
(99)	Press Release, dated September 14, 2006.